Exhibit 99.1

PRO FORMA BALANCE SHEET

	December 17, 2018	Pro Forma Adjustments December 31, 2018		Pro Forma Adjustments January 29, 2019		As Adjusted
		(unaudited)		(unaudited)		(unaudited)
Assets
Current Assets
Cash	$560,027	$—		$—		$560,027
Total current assets	560,027	—		—		560,027

Cash held in Trust Account	252,500,000	25,000,000	a	7,584,130	d	285,409,971
		250,000	b	75,841	e
Total assets	$253,060,027	$25,250,000		$7,659,971		$285,969,998

Liabilities and Stockholders’ Equity
Payables to related party	$2,500,000	$250,000	b	$75,841	e	$2,825,841
Accrued offering costs - independent underwriter fee	100,000	—		—		100,000
Accrued liabilities	2,792	—		—		2,792
Total liabilities	2,602,792	250,000		75,841		2,928,633

Commitments
Common stock subject to possible redemption, 24,302,696, 26,777,943 and 27,528,847 shares, actual and adjusted, at redemption value of $10.10, on December 17, 2018, December 31, 2018 and January 29, 2019, respectively	245,457,230	25,000,000	c	7,584,125	g	278,041,355
Stockholders’ equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—		—		—
Common stock, Class A $0.0001 par value; 100,000,000 shares authorized, 1,297,304 issued and outstanding, 1,322,057 and 1,329,566 as adjusted (excluding 24,302,696, 26,777,943 and 27,528,847 shares subject to possible redemption on December 17, 2018, December 31, 2018 and January 29, 2019, respectively)	129	250	a	71	d	133
		(247)	c	(70)	g
Common stock, Class B $0.0001 par value; 10,000,000 shares authorized, 7,064,603 shares issued and outstanding	719	—		(12)	f	707
Additional paid-in-capital	5,006,442	24,999,750	a	7,584,059	d	5,006,455
				12	f
		(24,999,753)	c	(7,584,055)	g
Accumulated deficit	(7,285)	—		—		(7,285)
Total stockholders’ equity	5,000,005	—		5		5,000,010
Total liabilities and stockholders’ equity	$253,060,027	$25,250,000		$7,659,971		$285,969,998

See accompanying note to pro forma balance sheet

CF FINANCE ACQUISITION CORP.

NOTE TO PRO FORMA BALANCE SHEET

(unaudited)

NOTE 1 - CLOSING OF OVERALLOTMENT OPTION

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of the Company as of December 17, 2018, adjusted for the closing of the underwriter’s overallotment option and related transactions which occurred on December 31, 2018 and January 29, 2019 as described below.

On December 31, 2018, the Company consummated the closing of the sale of 2,500,000 additional Units upon receiving notice of the underwriter’s election to partially exercise the overallotment option (“Overallotment Units”), generating an additional gross proceeds of $25,000,000. Simultaneously with the partial exercise of the overallotment option, the Company borrowed an additional $250,000 under a promissory note with the Company’s Sponsor, which was deposited into the Trust Account.

On January 29, 2019, the Company consummated the closing of the sale of the remaining 758,413 Units upon receiving notice of the underwriter’s election to exercise the Overallotment Units, generating an additional gross proceeds of $7,584,130. Simultaneously with the exercise of the remaining overallotment option, the Company borrowed an additional $75,841 under a promissory note with the Company’s Sponsor, which was deposited into the Trust Account.

Pro forma adjustments to reflect the exercise of the underwriters’ overallotment options are as follows:

	Pro forma entry December 31, 2018
a.	Cash held in Trust Account	25,000,000
	Common stock		250
	Additional paid-in capital		24,999,750
	To record sale of 2,500,000 Overallotment Units at $10.00 per Unit
b.	Cash held in Trust Account	250,000
	Payables to related party		250,000
	To record Sponsor loan on overallotment option
c.	Additional paid-in capital	24,999,753
	Common stock	247
	Common stock subject to possible redemption		25,000,000
	To restore total equity above $5,000,001

	Pro forma entry January 29, 2019
d.	Cash held in Trust Account	7,584,130
	Common stock		71
	Additional paid-in capital		7,584,059
	To record sale of 758,413 Overallotment Units at $10.00 per Unit
e.	Cash held in Trust Account	75,841
	Payables to related party		75,841
	To record Sponsor loan on overallotment option
f.	Common stock	12
	Additional paid-in capital		12
	To record share forfeiture of 122,897
g.	Additional paid-in capital	7,584,055
	Common stock	70
	Common stock subject to possible redemption		7,584,125
	To restore total equity above $5,000,001